EXHIBIT 24.2

CONSENT OF CUMMINGS-GRAYSON & CO., P.A.

CUMMINGS-GRAYSON & CO., P.A.       CERTIFIED PUBLIC ACCOUNTANTS
915 NW 1st AVENUE, BAY 3A          NONPROFIT & RELIGIOUS ORGANIZATION CONSULTANT
MIAMI, FLORIDA 33136               QUICKBOOKS & PEACHTREE COMPUTER PROFESSIONALS
                                                       TELEPHONE: (305) 377-1952
                                                             FAX: (305) 377-1621

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated September 30, 1998 in this Registration Statement on Form SB-2 of National Rehab Properties, Inc.

                           /S/ MARCIA CUMMINGS-GRAYSON
                           ---------------------------
                           Signature

Miami, FL
10/26/99